UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 11, 2009

                       Frontier Communications Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        001-11001                                   06-0619596
--------------------------------------------------------------------------------
 (Commission File Number)                (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut                  06905
--------------------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)

                                 (203) 614-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01      Regulation FD Disclosure
               ------------------------

          The following message was posted on the Company's intranet site on December 11, 2009:

        An Update from Frontier's Government and Regulatory Affairs Team
                     About Our Transformational Transaction

          Frontier is making solid progress on the city, state and federal regulatory approval process that is so important to the Verizon transaction. As of December 9, 2009, we have 22 approvals from the `local franchising authorities' (LFA) out of 42 needed. Cities play a critical role because municipalities must approve the transfer of the fiber-optic network (FiOS network) in Washington state and Oregon. In Indiana, Frontier will file for a state approval for this service. We are on target to obtain the remainder of the LFAs early in the first quarter of 2010.

          Public Utility or Service Commissions in nine states must approve the transaction. We've obtained approvals in South Carolina, California and Nevada. This month we settled with all of the parties to the proceeding in Oregon, although The Public Utility Commission must still approve the transaction. In Ohio, Verizon, Frontier, the office of the Ohio Consumers' Counsel (OCC), the staff of the Public Utilities Commission of Ohio (PUCO) and all other parties, other than the unions, reached agreements regarding the transfer of Verizon's landline operations to our company. The PUCO staff and OCC have recommended that the Commission adopt the agreements and we look forward to an order to this effect in early 2010. Elsewhere, the staff of the Arizona Corporation Commission (ACC) has publicly recommended the transaction and we look forward to an order from the ACC in the near future. Hearings will be held in Washington state next week, with the remainder of state and federal hearings to be held in early 2010.

                                    * * * * *

          The information furnished in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Language

This filing contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: Our ability to complete the acquisition of access lines from Verizon; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the Verizon transaction; the failure to receive the IRS ruling approving the tax-free status of the Verizon transaction; the ability to successfully integrate the Verizon operations into Frontier's existing operations; the effects of increased expenses due to activities related to the Verizon transaction; the ability to migrate Verizon's West Virginia operations from Verizon owned and operated systems and processes to Frontier owned and operated systems and processes successfully; the risk that the growth opportunities and cost synergies from the Verizon transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from Verizon to enable us to operate the acquired business; disruption from the Verizon transaction making it more difficult to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines and High-Speed Internet subscribers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); our ability to adjust successfully to changes in the communications industry and to implement strategies for improving growth; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; reductions in switched access revenues as a result of regulation, competition and/or technology substitutions; the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to repay, reduce or refinance our debt; the effects of bankruptcies and home foreclosures, which could result in increased bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2009 and thereafter; declines in the value of our pension plan assets, which could require us to make contributions to the pension plan beginning no earlier than 2010; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and our liquidity; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control; and the effects of hurricanes, ice storms or other severe weather. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Additional Information and Where to Find It

This filing is not a substitute for the definitive prospectus/proxy statement included in the Registration Statement on Form S-4 that Frontier filed, and the SEC has declared effective, in connection with the proposed transactions described in the definitive prospectus/proxy statement. INVESTORS ARE URGED TO READ THE DEFINITIVE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The definitive prospectus/proxy statement and other documents filed or to be filed by Frontier with the SEC are or will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Frontier's stockholders approved the proposed transactions on October 27, 2009, and no other vote of the stockholders of Frontier or Verizon is required in connection with the proposed transactions.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       FRONTIER COMMUNICATIONS CORPORATION


Date:  December 11, 2009          By:/s/ Robert J. Larson
                                     ---------------------------------
                                      Robert J. Larson
                                      Senior Vice President and Chief
                                      Accounting Officer